UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             OCTOBER 8, 2003
                                                          ----------------------

                             WINFIELD CAPITAL CORP.
             (Exact Name of Registrant as Specified in its Charter)

          NEW YORK                      33-94322               13-2704241
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
   of Organization)                                          Identification No.)

               237 MAMARONECK AVENUE, WHITE PLAINS, NEW YORK 10605

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (914) 949-2600
                        (Registrant's telephone number,
                              including area code)

                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 8, 2003, PricewaterhouseCoopers LLP ("PwC") resigned as the independent public accountants of Winfield Capital Corp. (the "Company"). On October 14, 2003, the Company engaged the accounting firm of Lazar Levine & Felix LLP ("LLF") as its independent public accountants to audit the Company's financial statements beginning with the fiscal year ending March 31, 2004, and to review the Company's interim financial statements beginning with the fiscal quarter ended September 30, 2003. The appointment of new independent public accountants was approved by the Company's Board of Directors.

         Prior to the appointment of LLF, the Company did not consult with LLF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         In connection with PwC's audits for the two most recent fiscal years and through October 8, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements if not resolved to the satisfaction of PwC could have caused them to make reference thereto in their report on the financial statements for such years.

         During the two most recent fiscal years and through October 8, 2003, there have been no reportable events (as defined by Regulation S-K Item 304(a)(1)(v)).

         PwC's reports on the Company's financial statements for the past two fiscal years have contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of PwC on the financial statements for the year ended March 31, 2003 included an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern.

         We have provided PwC with a copy of this disclosure and requested that it furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A copy of such letter from PwC dated October 15, 2003 is filed as Exhibit 16.1 to this report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

NUMBER   DESCRIPTION OF EXHIBIT

16.1 Letter from PricewaterhouseCoopers LLP dated October 15, 2003 regarding 8-K disclosure.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WINFIELD CAPITAL CORP.
                                            (Registrant)


Date:  October 15, 2003                     By:     /s/ Paul A. Perlin
                                                   -----------------------------
                                                    Paul A. Perlin
                                                    Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION

16.1 Letter from PricewaterhouseCoopers LLP dated October 15, 2003 regarding 8-K disclosure.